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                                                                   EXHIBIT 99.06


[LETTERHEAD OF FIRST USA BANK APPEARS HERE]

                                                [LOGO OF FIRST USA APPEARS HERE]

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-7
                _______________________________________________

                Monthly Period:                   07/01/97 to
                                                  07/31/97
                Distribution Date:                08/15/97
                Transfer Date:                    08/14/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-7 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.      Information Regarding the Current Monthly Distribution.
        ------------------------------------------------------

        1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                               Class A               $5.05256944
                                               Class B                5.24201396
                                               Collateral Inv. Amt.   5.36353952
                                                                     -----------
                                               Total (weighted avg.) $5.09753534

        2. The amount of the distribution set forth in
           paragraph 1 above in respect of interest on
           the Certificates, per $1,000 original
           certificate principal amount        Class A               $5.05256944
                                               Class B                5.24201396
                                               Collateral Inv. Amt.   5.36353952
                                                                     -----------
                                               Total (weighted avg.) $5.09753534
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 SERIES 1994-7
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        3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                              Class A               $0.000000000
                                              Class B                0.000000000
                                              Collateral Inv. Amt.   0.000000000
                                                                    ------------
                                              Total                 $0.000000000

B.      Information Regarding the Performance of the Trust.
        --------------------------------------------------

        1. Allocation of Principal Receivables.
           -----------------------------------

           The aggregate amount of Allocations of Principal
           Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                         Class A                  $93,552,759.45
                                         Class B                    7,331,221.36
                                         Collateral Inv. Amt.      11,846,828.71
                                                                 ---------------
                                         Total                   $112,730,809.52
                                                                 ===============

        2. Allocation of Finance Charge Receivables.
           ----------------------------------------

           (a)  The aggregate amount of Allocations of Finance
                Charge Receivables processed during the Monthly
                Period which were allocated in respect of the Certificates

                                         Class A                  $11,224,988.74
                                         Class B                      879,066.29
                                         Collateral Inv. Amt.       1,420,035.91
                                                                  --------------
                                             Total                $13,524,090.94
                                                                  ==============
           (b)  Principal Funding Investment Proceeds
                (to Class A)                                                 N/A
           (c)  Withdrawals from Reserve Account (to Class A)                N/A
                                                                  --------------
                  Class A Available Funds                         $11,224,988.74
                                                                  ==============


        3. Principal Receivables / Investor Percentages
           --------------------------------------------

           (a)  The aggregate amount of Principal
                Receivables in the Trust as of the
                last day of the Monthly Period
                                                              $20,950,813,989.19
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 SERIES 1994-7
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           (b)  Invested Amount as of the last
                day of the preceding month
                (Adjusted Class A Invested Amount
                during Accumulation Period)
                                        Class A                  $750,000,000.00
                                        Class B                    58,735,000.00
                                        Collateral Inv. Amt.       94,880,000.00
                                                                ----------------
                                        Total                    $903,615,000.00
                                                                ================

           (c)  The Floating Allocation Percentage:
                The Invested Amount set forth in
                paragraph 3(b) above as a percentage
                of the aggregate amount of Principal
                Receivables as of the Record Date
                set forth in paragraph 3(a) above

                                        Class A                           3.580%
                                        Class B                           0.280%
                                        Collateral Inv. Amt.              0.453%
                                                               -----------------
                                        Total                             4.313%


           (d)  During the Amortization Period:
                The Invested Amount as of _______
                (the last day of the Revolving
                Period)
                                        Class A                             N.A.
                                        Class B                             N.A.
                                        Collateral Inv. Amt.                N.A.
                                                               -----------------
                                        Total                               N.A.

           (e)  The Fixed/Floating Allocation
                Percentage: The Invested
                Amount set forth in paragraph
                3(d) above as a percentage of
                the aggregate amount of Principal
                Receivables set forth in paragraph
                3(a) above

                                        Class A                             N.A.
                                        Class B                             N.A.
                                        Collateral Inv. Amt.                N.A.
                                                               -----------------
                                        Total                               N.A.

        4. Delinquent Balances.
           -------------------

           The aggregate amount of outstanding
           balances in the Accounts which were                     Aggregate
           delinquent as of the end of the day                      Accounts
           on the last day of the Monthly Period                    Balance
                                                               -----------------
           (a)  35 - 64 days                                     $333,942,932.43
           (b)  65 - 94 days                                      203,212,534.73
           (c)  95 - 124 days                                     165,110,215.98
           (d)  125 - 154 days                                    155,005,903.92
           (e)  155 - 184 days                                    124,415,929.07
           (f)  185 or more days                                   74,265,993.43
                                                               -----------------
                                        Total                  $1,055,953,509.56
                                                               =================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 SERIES 1994-7
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        5. Monthly Investor Default Amount.
           -------------------------------

           (a)  The aggregate amount of all defaulted
                Principal Receivables written off as
                uncollectible during the Monthly Period
                allocable to the Invested Amount (the
                aggregate "Investor Default Amount")

                                            Class A                $4,579,462.85
                                            Class B                   358,633.00
                                            Collateral Inv. Amt.      579,332.58
                                                                 ---------------
                                            Total                  $5,517,428.43
                                                                 ===============

           (b)  The amount set forth in paragraph 5(a)
                above in respect of the Monthly Investor
                Default Amount, per original $1,000 interest
                                            Class A                        $6.11
                                            Class B                         6.11
                                            Collateral Inv. Amt.            6.11
                                                                 ---------------
                                            Total                          $6.11
                                                                 ===============

        6. Investor Charge-Offs & Reimbursements of Charge-Offs.
           ----------------------------------------------------

           (a)  The aggregate amount of Class A Investor
                Charge-Offs and the reductions in the
                Class B Invested Amount and the Collateral
                Invested Amount

                                            Class A                        $0.00
                                            Class B                         0.00
                                            Collateral Inv. Amt.            0.00
                                                                 ---------------
                                            Total                          $0.00
                                                                 ===============


           (b)  The amounts set forth in paragraph 6(a)
                above, per $1,000 original certificate
                principal amount (which will have the
                effect of reducing, pro rata, the
                amount of each Certificateholder's
                investment)

                                            Class A                        $0.00
                                            Class B                         0.00
                                            Collateral Inv. Amt.            0.00
                                                                 ---------------
                                            Total                          $0.00
                                                                 ===============
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 SERIES 1994-7
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           (c)  The aggregate amount of Class A
                Investor Charge-Offs reimbursed
                and the reimbursement of reductions
                in the Class B Invested Amount and the
                Collateral Invested Amount

                                            Class A                        $0.00
                                            Class B                         0.00
                                            Collateral Inv. Amt.            0.00
                                                                 ---------------
                                            Total                          $0.00
                                                                 ===============

           (d)  The amount set forth in paragraph
                6(c) above, per $1,000 interest
                (which will have the effect of
                increasing, pro rata, the amount
                of each Certificateholder's investment)

                                            Class A                        $0.00
                                            Class B                         0.00
                                            Collateral Inv. Amt.            0.00
                                                                 ---------------
                                            Total                          $0.00
                                                                 ===============

        7. Investor Servicing Fee.
           ----------------------

           (a)  The amount of the Investor Monthly
                Servicing Fee payable by the Trust
                to the Servicer for the Monthly Period
                                            Class A                  $937,500.00
                                            Class B                    73,418.75
                                            Collateral Inv. Amt.      118,600.00
                                                                 ---------------
                                            Total                  $1,129,518.75
                                                                 ===============

           (b)  The amount set forth in paragraph 7(a)
                above, per $1,000 interest
                                            Class A                  $1.25000000
                                            Class B                   1.25000000
                                            Collateral Inv. Amt.      1.25000000
                                                                 ---------------
                                            Total                    $1.25000000
                                                                 ===============

        8. Reallocated Principal Collections
           ---------------------------------

           The amount of Reallocated Collateral and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
           Default Amounts or Investor Charge-Offs
           for the prior month.

                                            Class B                         0.00
                                            Collateral Inv. Amt.            0.00
                                                                 ---------------
                                            Total                          $0.00
                                                                 ===============
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 SERIES 1994-7
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        9. Collateral Invested Amount
           --------------------------

           (a)  The amount of the Collateral Invested
                Amount as of the close of business
                on the related Distribution Date after
                giving effect to withdrawals, deposits
                and payments to be made in respect of
                the preceding month                               $94,880,000.00

           (b)  The Required Collateral Invested Amount
                as of the close of business on the related
                Distribution Date after giving effect to
                withdrawals, deposits and payments to be
                made in respect of the preceding month            $94,880,000.00

        10.The Pool Factor.
           ---------------

           The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                                             Class A                  1.00000000
                                             Class B                  1.00000000
                                                                    ------------
                                             Total (weighted avg.)    1.00000000
        11.The Portfolio Yield
           -------------------

           The Portfolio Yield for the related Monthly Period             10.63%

        12.The Base Rate
           -------------

           The Base Rate for the related Monthly Period                    7.88%


  C.       Information Regarding the Principal Funding Account
           ---------------------------------------------------

        1. Accumulation Period
           -------------------
           (a)  Accumulation Period commencement date                   10/31/98

           (b)  Accumulation Period Length (months)                            1

           (c)  Accumulation Period Factor                                 20.71

           (d)  Required Accumulation Factor Number                           11

           (e)  Controlled Accumulation Amount                   $750,000,000.00

           (f)  Minumum Payment Rate (last 12 months)                      9.84%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  SERIES 1994-7
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        2. Principal Funding Account
           -------------------------

        Beginning Balance                                                  $0.00
           Plus:Principal Collections for Related Monthly Period from
                Principal Account                                           0.00
           Plus:Interest on Principal Funding Account Balance for
                Related Monthly Period                                      0.00
           Less:Withdrawals to Finance Charge Account                       0.00
           Less:Withdrawals to Distribution Account                         0.00
                                                                       ---------
        Ending Balance                                                     $0.00



        3. Accumulation Shortfall
           ----------------------

                The Controlled Deposit Amount for the previous
                Monthly Period                                               N/A

           Less:The amount deposited into the Principal Funding
                Account for the Previous Monthly Period                      N/A

                                                                       ---------
                Accumulation Shortfall                                       N/A
                                                                       =========
                Aggregate Accumulation Shortfalls                            N/A
                                                                       =========


        4. Principal Funding Investment Shortfall
           --------------------------------------

                Covered Amount                                               N/A

           Less:Principal Funding Investment Proceeds                        N/A
                                                                       ---------
                Principal Funding Investment Shortfall                       N/A
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 SERIES 1994-7
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  D.    Information Regarding the Reserve Account
        -----------------------------------------

        1. Required Reserve Account Analysis

           (a)  Required Reserve Account Amount percentage
                (0.5% of Class A Invested Amount or other amount
                designated by Transferor)                                  0.00%

           (b)  Required Reserve Account Amount ($)                        $0.00

           (c)  Required Reserve Account Balance after effect of           $0.00
                any transfers on the Related Transfer Date

           (d)  Reserve Draw Amount transferred to the Finance
                Charge Account on the Related Transfer Date                $0.00


        2. Reserve Account Investment Proceeds
           -----------------------------------

           Reserve Account Investment Proceeds transferred to the
           Finance Charge Account on the Related Transfer Date               N/A


        3. The Portfolio Adjusted Yield
           ----------------------------

           The Portfolio Adjusted Yield for the related Mthly
           Period                                                          3.10%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
SIGNATURE PAGE



                                FIRST USA BANK
                                as Servicer

                                BY: /s/ Peter W. Atwater
                                    ---------------------------------
                                    Peter W. Atwater
                                    Executive Vice President